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                                                                    EXHIBIT 23.1

                            [ARTHUR ANDERSEN LOGO]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 (File No.'s 333-23237, 33-41327, and 333-62157).


/s/ Arthur Andersen LLP

Atlanta, GA
March 30, 2001